Exhibit 10.121

AMENDMENT

to the
PROVIDER SERVICES AGREEMENT

between
FOUNDATION HEALTH SYSTEMS AFFILIATES

And
PROSPECT MEDICAL GROUP

The Provider Services Agreement (“Agreement”), dated January 1, 1998, between Prospect Medical Group (“PPG”) and Foundation Health Systems Affiliate(s) (“FHS”) subsequently amended July 1, 2000, and subsequently amended February 19, 2001, is hereby amended effective October 1, 2001.

FHS and PPG hereby agree to amend the Agreement as follows:

1.            All references to Foundation Health Systems Affiliates, (“FHS”) are hereby changed to read, Health Net Inc., Affiliates (“HNI”).

2.             All references to the California Department of Corporations (“DOC”) shall hereby be deleted and replaced by the California Department of Managed Health Care (“DMHC”).

3.             Section 2.17, Quality Improvement Program. shall be deleted in its entirety and replaced by the following:

2.17        Quality Improvement Program. PPG agrees to participate in and cooperate fully with the applicable Quality Improvement Program and to comply with decisions rendered by HNI in connection with a Quality Improvement Program. The quality of Contracted Services rendered to Members shall be monitored under the Quality Improvement Program applicable to the particular Benefit Program. PPG also agrees to provide medical and other records within five (5) calendar days of receipt of written notice, and review data and other information as may be required or requested under a Quality Improvement Program, including reporting in accordance with, but not limited to, the current Health Plan Employer Data and Information Set (HEDIS), or its successor. In the event that PPG’s performance, including but not limited to, its structures, processes or outcomes, is found to be unacceptable under any Quality Improvement Program, HNI shall give written notice to PPG to correct the specified deficiencies within the time period specified in the notice. PPG shall correct such deficiencies within that time period.

PPG recognizes the importance of the establishment of health care measurement systems to evaluate, along with the continuum of care, the performance of hospitals, physicians, and other healthcare providers. PPG agrees to support efforts to address quality, cost of care, access. Member satisfaction and functional status through participation in the development of valid performance measurement systems. Performance measurement systems should examine process and outcome and incorporate the following criteria: standard indicators and definitions, uniform data, accuracy, and state of the art risk adjustments. PPG is aware that participation in the development of performance measurement systems may require the commitment of financial and human resources.

4.             Section 4.9, Third Party Recoveries, Workers’ Compensation. shall be deleted in its entirety and replaced by the following:

4.9          Third Party Recoveries, Workers’ Compensation. In the event PPG provides services to HNI Members for injuries resulting from the acts of third parties, or resulting from work related injuries, PPG shall have the right to recover from any settlement, award, or recovery from any responsible third-party the value of Covered Services rendered pursuant to SB1471 and the applicable provisions of the Coverage Certificate and as set forth in the Operations Manual. PPG shall notify HNI of any third party payor and shall, upon request from HNI, provide HNI with an accounting of all such sums recovered. In the event HNI has compensated PPG for such Covered Services, PPG agrees to immediately refund such amounts paid to HNI.

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

5.             Article VI TERM AND TERMINATION, Section 6.1 Term is deleted in its entirety and replaced as follows:

6.1          Term  The term of this Amendment shall commence October 1, 2001, and shall continue in effect for a period of twenty-six (26) months (“Initial Term”).  Thereafter, this Agreement shall automatically renew for successive one-year (1) periods on the annual renewal date, unless terminated as set forth herein. The term of this Agreement shall remain the same for all Benefit Programs covered hereunder.

6              Article VI TERM AND TERMINATION, Section 6.2 Without Cause Termination is deleted in its entirety and replaced as follows:

6.2          Without Cause Termination  Either party may terminate this Agreement at the scheduled renewal date upon one hundred twenty (120) days prior written notice to the other party.  In the event HNI provides PPG with such notice, FHS may, at its option, begin to transition Members immediately under this Agreement to another Participating Provider after such notice.

7.            Addendum B COMMERCIAL HEALTH MAINTENANCE ORGANIZATION (HMO) AND COMMERCIAL POINT OF SERVICE (POS) BENEFIT PROGRAMS is deleted in its entirety effective October 1, 2001, and replaced with a new Addendum B, attached hereto.

8.            Addendum B.2, DIVISION OF RESPONSIBILITY MATRIX OF HMO, PPG AND SHARED RISK/ HOSPITAL CAPITATED SERVICES, COMMERCIAL HMO AND POINT OF SERVICE BENEFIT PROGRAMS, is deleted in its entirety effective July 1, 2001, and replaced with a new Addendum B.2, attached hereto.

Except as provided in this Amendment, all other provisions of the Agreement between HNI and Provider not inconsistent herewith shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their officers duly authorized to be effective on the date and year first written above.

Prospect Medical Company	Health Net, Inc. Affiliates

/s/ Peter G. Goll	/s/ Christopher Ciano
Signature	Signature

Peter G. Goll	Christopher Ciano
Print Name

Senior Vice President	Senior Vice President & General Manager, South
Title

9-26-01	11/08/01
Date	Date

Tax ID #

ADDENDUM B

COMMERCIAL HEALTH MAINTENANCE ORGANIZATION (HMO) AND
COMMERCIAL POINT OF SERVICE (POS) BENEFIT PROGRAMS

A.            GENERAL REIMBURSEMENT PROVISIONS.

1.             PPG understands and agrees that the obligations of HNI set forth in this Addendum are only the obligations of Health Net (hereafter “HMO”) and not the obligations of HNI or any other Affiliate of HNI. PPG shall be compensated according to this Addendum B and this Addendum shall be applicable to only those Commercial HMO and Commercial POS Members listed on the applicable Capitation remittance summaries.

2.             Benefit Programs. This Addendum B is applicable to the following Benefit Programs:

•      Commercial HMO

•      Standard HMO

•      Flex Funded HMO

•      Small Group HMO

•      Individual HMO

•      AIM

•      Medicare Supplement

•      Commercial POS

3.             Compensation for PPG Capitated Services.  As compensation for rendering PPG Capitated Services, HMO shall pay PPG Capitation as set forth in this Addendum B for each Commercial HMO and Commercial POS Member eligible to receive services from PPG during any particular month. Capitation shall be payable on a per Member per month (PMPM) basis. Capitation shall be computed on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth, if the fifteenth is a holiday or on a weekend. Each Capitation payment shall be accompanied by a remittance summary. The remittance summary identifies the total Capitation payable and those Commercial HMO and Commercial POS Members for whom Capitation is being paid.  In the event of a Capitation error, resulting in an overpayment or underpayment to PPG, HMO shall adjust subsequent Capitation to offset such error.

4.             Compensation to Other Providers of PPG Capitated Services.  PPG shall compensate all providers who render PPG Capitated Services to Commercial HMO and Commercial POS Members assigned to PPG.  In the event that PPG does not process and pay eligible claims submitted to PPG for Capitated Services within applicable time limits, HMO may pay such claims at the lesser of HMO’s contract rate with such provider, if any, PPG’s subcontract terms, or provider’s billed charges. HMO shall deduct any such claim amounts paid from PPG’s Capitation, as set forth in the Operations Manual.

5.             Contracted Services.  PPG and Member Physicians shall render Contracted Services which are not PPG Capitated Services to Members covered under this Addendum B and shall be compensated on a fee-for-service basis at the rates set forth in Addendum E. PPG shall submit claims in accordance with the terms of this Agreement and State and Federal law.

6.             Withhold Fund and Determination of Maximum Downside of Shared Risk Deficits.  Notwithstanding any provision in this Agreement or in any Addendum hereto to the contrary, PPG’s total downside liability for all Shared Risk Budget deficits shall not exceed twenty percent (20%) of PPG’s gross annual Capitation. Any and all Withhold Fund amounts as set forth herein shall be applied to offset such total downside liability.

B.            STANDARD HMO.

1.             Professional Capitation Rates.

1.1          Capitation Rates.  PPG Capitation for Standard HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member. Normalized rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan. Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard HMO Capitation
October 1, 2001 Through December 31, 2001 $44.61 PMPM
January 1, 2002 Through December 31, 2002 $47.29 PMPM
January 1, 2003 *** PMPM

2.             Professional Stop Loss Program. PPG elects not to participate in the Professional Stop Loss Program. PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.             Shared Risk Program.  PPG shall participate in an incentive program for Shared Risk Services, which shall reward PPG for effectively coordinating such care.  Under this Program, a budget shall be established for Shared Risk Services, and the actual cost of such services shall be compared to the budget.

3.1          Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members with normalized rates. These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B. Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard HMO Shared Risk Budget
October 1, 2001 Through December 31, 2001 $ *** PMPM
January 1, 2002, through December 31, 2002, $ *** PMPM
January 1, 2003 $48.94 PMPM

3.2          Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct zero percent (0%) of PPG’s Capitation for Standard HMO Members and place such amount in the Withhold Fund as described in the Agreement.

In the event the shared risk claims exceed the shared risk budget at the interim settlement date, HMO may, at its sole discretion, withhold from PPG’s gross monthly capitation up to ***  of PPG’s monthly capitation and may continue such withhold until the final shared risk settlement. The withheld amount shall be placed in the Withhold Fund as described in the Agreement. If there is a deficit at the time of final settlement, HMO may at it’s sole discretion, continue to withhold up to *** of PPG’s capitation for Standard HMO Members and place such amount in the Withhold Fund as described in this agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget. HMO shall perform both an interim and final settlement. In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be *** subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period, and paid by March 31 of the following year, shall be used in the calculation. Shared Risk Services incurred within the Reconciliation Period, but paid after March 31 of the following year, will be included in the next Reconciliation Period calculation. In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3          Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus.

or (b) an amount not to exceed *** of the annual gross PPG Capitation. Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG. Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4          Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation. Subject to Section 4.3, of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.5          Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program. The cost to PPG for such participation shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services: *** of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at *** of allowed amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)           In-Area Shared Risk Services: *** of Shared Risk Budget.

The cost of In-Area Shared Risk Services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: *** of any amount over ***.

4.             AIDS Reinsurance Programs.  On a network wide basis, reinsurance programs shall be established by HMO to cover the payment of expenses incurred in the treatment of Members who have been diagnosed with Acquired Immune Deficiency Syndrome (“AIDS Members”).

4.1          AIDS Reinsurance.  Professional, institutional, and pharmacy costs for AIDS Members shall be the financial responsibility of HMO, as set forth in the Operations Manual. Additionally, the pharmacy cost for HIV drugs shall be the financial responsibility of HMO under this Program. PPG shall receive prior authorization from HMO for an elective inpatient admission of an AIDS Member. In addition, PPG shall provide HMO with timely notification of any urgent/emergent admission of any AIDS Member who is receiving anti-viral home treatments, or of any AIDS Member who is receiving total parenteral nutrition. For purposes of this paragraph, timely notification is within twenty-four (24) hours of an admission or the initial treatment. In the event PPG fails to notify HMO as set forth in this paragraph, AIDS related claims for such Members shall not be eligible for payment under this Program.

4.1          AIDS Reinsurance Premium.  The Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

•      AIDS Reinsurance effective January 1, 2001 *** PMPM

5.             Flex Funded HMO.  Flex Funded HMO Members, (those enrolled in a benefit program which is fully or partially self-funded) shall not be subject to a Dual Risk Program, nor to a Shared Risk Program. PPG Capitation, Professional Stop Loss and Reinsurance Programs shall be as set forth above.

C.            SMALL GROUP HMO.

1.             Professional Capitation Rates.

1.1          Capitation Rates.  PPG Capitation for Small Group HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member. Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan. Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Small Group HMO Capitation
October 1, 2001, through December 31, 2001, $ *** PMPM
January 1, 2002 through December 31, 2002, $ *** PMPM
January 1, 2003, $*** PMPM

2.             Professional Stop Loss Program.  PPG elects not to participate in the Professional Stop Loss Program. PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.             Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates. These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Small Group HMO Shared Risk Budget
October 1, 2001 through December 31, 2001 $*** PMPM
January 1, 2002, through December 31, 2002, $*** PMPM
January 1, 2003, $*** PMPM

3.2          Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct *** of PPG’s Capitation for Small Group HMO Members and place such amount in the Withhold Fund as described in the Agreement.

In the event the shared risk claims exceed the shared risk budget at the interim settlement date, HMO may, at its sole discretion, withhold from PPG’s gross monthly capitation up to *** of PPG’s monthly capitation and may continue such withhold until the final shared risk settlement. The withheld amount shall be placed in the Withhold Fund as described in the Agreement. If there is a deficit at the time of final settlement, HMO may at it’s sole discretion, continue to withhold up to *** PPG’s capitation for Small Group HMO Members and place such amount in the Withhold Fund as described in this agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget. HMO shall perform both an interim and final settlement. In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be seventy-five percent (75%), subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period, and paid by March 31 of the following year, shall be used in the calculation. Shared Risk Services incurred within the Reconciliation Period, but paid after March 31 of the following year, will be included in the next Reconciliation Period calculation. In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3          Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) fifty percent (50%) of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation. Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4          Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation. Subject to Section 4.3 of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.5          Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program. The cost to PPG for such participation shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services:*** of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at eighty percent (80%) of allowed amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)           In-Area Shared Risk Services: 1 *** of Shared Risk Budget.

The cost of In-Area Shared Risk Services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: *** of any amount over $ 100,000.

AIDS Reinsurance Premium.  As further defined in Section B.4 of this Addendum B, the Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

•      AIDS Reinsurance effective January 1, 2001      *** PMPM

D.    INDIVIDUAL HMO.

1.             Professional Capitation Rates.

1.1          Capitation Rates.  PPG Capitation for Individual HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member. Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan. Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Individual HMO Capitation
October 1, 2001, through December 31, 2001, *** PMPM
January 1, 2002, through December 31, 2002, *** PMPM
January 1, 2003, $*** PMPM

2.             Professional Stop Loss Program.  PPG elects not to participate in the Professional Stop Loss Program. PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.             Shared Risk Program.  PPG shall participate in an incentive program for Shared Risk Services, which shall reward PPG for effectively coordinating such care.  Under this Program, a budget shall be established for Shared Risk Services, and the actual cost of such services shall be compared to the budget.

3.1          Shared Risk Budget. HMO shall fund the Shared Risk Budget for Members, with normalized rates. These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B. Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Individual HMO Shared Risk Budget
October 1, 2001 through December 31, 2001 *** PMPM
January 1, 2002, through December 31, 2002, *** PMPM
January 1, 2003, $*** PMPM

3.2          Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct *** of PPG’s Capitation for Individual HMO Members and place such amount in the Withhold Fund as described in the Agreement.

In the event the shared risk claims exceed the shared risk budget at the interim settlement date, HMO may, at its sole discretion, withhold from PPG’s gross monthly capitation up to five percent (5%) of PPG’s monthly capitation and may continue such withhold until the final shared risk settlement. The withheld amount shall be placed in the Withhold Fund as described in the Agreement. If there is a deficit at the time of final settlement, HMO may at it’s sole discretion, continue to withhold up to *** of PPG’s capitation for Individual HMO Members and place such amount in the Withhold Fund as described in this agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget. HMO shall perform both an interim and final settlement. In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be ***, subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period, and paid by March 31 of the following year shall be used in the calculation. Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation. In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3          Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation. Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG. Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4          Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation. Subject to Section 4.3, of the Agreement, any amounts payable by PPG, shall be offset against the Withhold Fund and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.5          Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program. The cost to PPG for such participation shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services: *** of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at eighty percent (80%) of allowed amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)           In-Area Shared Risk Services: *** of Shared Risk Budget.

The cost of In-Area Shared Risk Services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: *** of any amount over  $100,000.

4.             AIDS Reinsurance Premium.  As further defined in Section B.4 of this Addendum B, the Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

•      AIDS Reinsurance, effective January, 2001 *** PMPM

E.             ACCESS FOR INFANTS AND MOTHERS.  The Access for Infants and Mothers (“AIM”) Program provides health care coverage to low-income women, pursuant to state law, who are pregnant but without insurance for such pregnancy. The AIM Program is funded by the State through Proposition 99 Cigarette and Tobacco Tax Revenue. At such time PPG is certified by the State for participation in the AIM Program, PPG shall provide Covered Services for AIM Members as set forth in the Operations Manual.

1.             Compensation.  HMO shall pay PPG a flat fee of one thousand eight hundred fifty dollars ($1,850) for each adult AIM Member to cover the professional services related to the birth of an infant.  In addition to this flat fee, HMO shall pay PPG *** PMPM for each adult AIM Member enrolled in the AIM Program.  HMO shall pay PPG *** PMPM during the first year of life for each infant AIM Member and *** PMPM during the second year of life.

2.             Reinsurance Programs.  PPG’s professional stop loss level shall be six thousand dollars ($6,000.00) per AIM Member. The professional stop loss level shall be provided to the PPG for AIM Members at no cost.  All other terms and conditions of the Agreement regarding Professional Stop Loss shall apply to AIM Members. AIM Members shall not be included in the AIDS Reinsurance Program.

3.             Shared Risk Programs.  HMO shall be solely responsible for all Shared Risk services and for pharmacy benefit costs of AIM Members.

F.             MEDICARE SUPPLEMENT.  The Medicare Supplement Benefit Programs are provided to Members who have primary coverage through Medicare.  Capitation for Members enrolled in such Benefit Programs compensates PPG for Co-payments that would be normally a Member’s responsibility under Medicare.

1.             Capitation Rates.  PPG Capitation rates for Medicare Supplement Members shall be at the following PMPM levels, subject to age, sex and benefit plan factors set forth in Addendum B:

Medicare Supplement HMO	Medicare Supplement POS

$ *** PMPM	$ *** PMPM

2.             Reinsurance Programs.  Medicare Supplement Members shall not be included in the Professional Stop Loss Program, the AIDS Reinsurance Program or the Transfer Reinsurance Program.

3.             Shared Risk Program.  HMO shall be solely responsible for all Shared Risk Services and for pharmacy benefit costs of Medicare Supplement Members.

G.            COMMERCIAL POS.

1.             Commercial POS Benefit Program.  Under a POS Benefit Program, Members may elect, at the time of obtaining each Covered Service, to utilize: (i) HMO coverage through PPG; (ii) coverage by self- referring to any PPO Provider; or (iii) indemnity coverage for self-referring to non-Participating Providers in accordance with Benefit Program requirements. Standard HMO Members, Small Group HMO Members, Individual HMO Members, Medicare Supplemental HMO Members and Flex Funded HMO Members may be eligible for Commercial POS Benefit Programs.

2.             Definitions.

2.1          In-Network Services.  PPG Capitated Services and Shared Risk Services provided or arranged through PPG.

2.2          Out-of-Network Services.  In accordance with Benefit Program requirements, Covered Services provided as a result of a Member’s self-referral to a PPO or HMO Provider or to a non-Participating Provider. Out-of-Network Services may be provided in area or out of area.

3.             Compensation.  Compensation to PPG for Commercial POS Members shall include: a) PPG professional Capitation for In-Network professional services, b) any surplus resulting from the Professional Out-of-Network Shared Risk Program, and c) any surplus resulting from the Institutional In-Network and Out-of-Network Shared Risk Program.

4.             Professional Capitation Rate.  Effective January 1, 2002, PPG shall be compensated for rendering professional In-Network Services to Commercial POS Members at the PMPM amounts set forth for Commercial HMO Members, less a *** Withhold (Professional Capitation). This Withhold shall partially fund the Professional Out-of-Network Budget.

5.             Professional Out-of-Network Risk Sharing Program. The budget for this Program shall be equal to the sum of the following two components: 1) The Professional Out-of-Network Withhold, as described in Section 4 above, and 2) an amount equal to 10% of the Commercial POS Professional Capitation prior to withhold.

Each year, HMO shall settle the risk-sharing program by calculating the difference between the budget and the actual claims. If a surplus remains, PPG’s share shall be ***, not to exceed *** of PPG’s annual gross capitation, subject to Section 4.3. PPG shall not be subject to any downside.

6.             Institutional Shared Risk Program.

6.1          POS Shared Risk Budgets.  The budgets shall be determined for each Commercial POS population: Standard POS, Small Group POS and. at a later date, Individual POS Members. Each Budget shall cover In-Network, Out-of-Network and Out-of-Area Shared Risk Services. Each of the normalized

Shared Risk Budgets shall be equal to the normalized HMO Shared Risk Budget, or institutional capitation PMPM, if applicable, and multiplied by ***.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard POS Shared Risk + 10% =	Small Group POS Shared Risk + 10% =	Individual POS Shared Risk + 10% =
October 1, 2001 through December 31, 2001 $45.12 PMPM	*** PMPM	*** PMPM
January 1, 2002, through December 31, 2002 $48.85 PMPM	*** PMPM	*** PMPM
January 1,2003. $53.83 PMPM	*** PMPM	*** PMPM

6.2          POS Shared Risk Administration.  Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year. In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be seventy-five percent (75%), subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period, and paid by March 31 of the following year shall be used in the calculation. Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.

6.3          POS Shared Risk Budget Surplus.  In the event of a POS Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a)*** or (b) an amount not to exceed *** of the annual gross PPG Capitation.

6.4          POS Shared Risk Budget Deficit.  In the event of a POS Shared Risk Budget deficit, PPG shall not be liable for the deficit.

6.5          POS Shared Risk Reinsurance. PPG shall participate in the POS Shared Risk Reinsurance Program which provides reinsurance for In-Network and Out-of-Network services.  The cost to PPG for the POS Shared Risk Reinsurance Program shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services: *** of POS Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services shall be reimbursed at *** of cost, and the remaining *** of the cost shall be charged against the POS Shared Risk Budget.

(b)           In-Network and Out-of-Network POS Shared Risk Services: ***% of POS Shared Risk Budget.

The cost of In-Network and Out-of-Network POS Shared Risk Services during the Reconciliation Period shall be charged against the POS Shared Risk Budget as follows: *** of any amount over ***.

7.             Professional Stop Loss Program.  The Professional Stop Loss Program includes coverage for In-Network Services, an optional program, as well as for Out-of-Network Services, a program in which PPG’s participation is required.

(a)           In-Network Professional Stop Loss.  PPG’s Professional Stop Loss threshold shall be as set forth in paragraph (b) below.  The cost to PPG for the Professional Stop Loss Program shall be $0.11 PMPM, which, shall be deducted from PPG’s Capitation.  PPG shall report potential stop loss claims and receive payment for such claims in accordance with procedures set forth in the Operations Manual.

(b)           Out-of-Network Professional Stop Loss.  PPG’s Out-of-Network Professional Stop Loss threshold shall be $25,000 per Commercial POS Member during the calendar year.  The cost to PPG for the Out-of-Network Professional Stop Loss program shall be $0.19 PMPM, which, shall be deducted from PPG’s Out-of-Network Risk Sharing Budget.

8.             AIDS Reinsurance.  As further defined in Section B.4 of this Addendum, the AIDS Reinsurance rate shall be $0.41 PMPM, which shall be deducted from PPG’s Capitation and *** PMPM shall be deducted from PPG’s Professional Out-of-Network Risk Sharing Budget. For the subsequent years, these deductions shall fluctuate to correspond with the Professional Out-of-Network Withhold percentage change.

I.              Pharmacy Shared Risk Program. The Pharmacy Shared Risk Program shall be applicable to the following Members: Standard HMO, Flex Funded HMO, Small Group HMO, and Individual HMO.

1.             Pharmacy Budget. Effective January 1, 2001, in accordance with the formula outlined below, PPG’s Pharmacy Budget shall be the percent as set forth below of the difference between PPG’s actual normalized pharmacy costs, and the actual pharmacy costs experienced by those participating physician group’s membership, comprising the top third of the lowest PEMPM normalized costs, based on current calendar year experience. For eligible Commercial HMO Members, each month. HMO shall fund the Pharmacy Budget at ***  per eligible Member per month (“PEMPM”) subject to the age, sex and benefit plan factors set forth in Addendum B. The Pharmacy Budget shall be adjusted according to the aggregate PEMPM dollar change experienced by those participating physician groups comprising the top third of the lowest PEMPM normalized costs, based on current calendar year experience and the percentage set forth below. Such adjustment shall occur prior to calculating the final settlement for the Pharmacy Reconciliation, as set forth in this Addendum. Any Calculation of the normalized pharmacy costs shall be based upon actual claims. The top third calculation shall be weighed by eligible Member months.

Pharmacy Budget Period	Percent Difference
2001	***
Subsequent Years	***

2.             Pharmacy Reconciliation For Commercial HMO Members.  Effective January 1, 2001, for each Reconciliation Period, HMO shall calculate pharmacy claims subject to this Program as outlined in the Operations Manual. HMO shall compare such claims to the corresponding Pharmacy Budget. In the event pharmacy claims are less than the Pharmacy Budget, PPG’s share of the Pharmacy Budget surplus shall be ***.  In the event pharmacy claims exceed the Pharmacy Budget, PPG’s share of the Pharmacy Budget deficit shall be ***

For 2002 Reconciliation Period, HMO shall calculate pharmacy claims subject to this Program as outlined in the Operations Manual. HMO shall compare such claims to the corresponding Pharmacy Budget. In the event pharmacy claims are less than the Pharmacy Budget. PPG’s share of the Pharmacy Budget surplus shall be ***. In the event pharmacy claims exceed the Pharmacy Budget, PPG’s share of the Pharmacy Budget deficit shall be ***

HMO shall perform an interim and final settlement for the Pharmacy Risk Sharing Program. The timing of these settlements shall correspond to the interim and final settlements of other risk sharing programs. Subject to Section 4.3 of this Agreement, any Pharmacy Budget deficit shall be offset against any amounts payable by HMO, or any amounts remaining in the Withhold Fund, or shall be offset against Capitation.

Effective 2003 PPG shall not participate in the Pharmacy Shared Risk Program.  PPG shall use its best efforts to have Member Physicians and participating providers prescribe from the HMO drug formulary. PPG shall cooperate with HMO recommendations for pharmacy treatment guidelines and shall provide upon HMO’s request, documentation regarding its internal processes and procedures for pharmacy utilization management. Furthermore, HMO shall notify PPG of identified outlier Member Physicians. PPG shall cooperate in creating and implementing action plans for improvement in pharmacy utilization for such Member Physicians. HMO and appropriate PPG representatives shall meet quarterly to review PPG’s pharmacy utilization, and to discuss opportunities and action plans for pharmacy utilization improvement. PPG shall submit to Health Net a 2003 Pharmacy Performance Improvement action plan, documentation regarding its internal processes and procedures for pharmacy utilization management, and status of programs currently in various stages of implementation no later than April 1, 2003. Upon review and approval by Health Net, progress of implemented programs shall be monitored by Health Net on a bi-monthly basis. In addition, the Health Net clinical pharmacy department will develop PPG specific programs the group to review and incorporate into their action plan.

ADDENDUM B.2
DIVISION OF RESPONSIBILITY
MATRIX OF HMO, PPG AND SHARED RISK/HOSPITAL CAPITATED SERVICES

COMMERCIAL HMO AND POINT OF SERVICE BENEFIT PROGRAMS

The following matrix outlines the division of financial responsibility between HMO, PPG and Hospital. The matrix is intended only as a summary guide. The applicable Subscriber’s Certificate should be consulted for an accurate and complete description of Covered Services and the Provider Operations Manual for clarification.

MATRIX EFFECTIVE 7/1/01

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
AIDS – Drugs	***	***	***
AIDS – Facility Component	***	***	***
AIDS – Professional Component	***	***	***
ALLERGY IMMUNOTHERAPY	***	***	***
ALLERGY TESTING	***	***	***
ALPHA-FETOPROTEIN	***	***	***
AMBULANCE	***	***	***
• In Area (30 Mile Radius)	***	***	***
• Out of Area	***	***	***
ANESTHESIOLOGY	***	***	***
BIOFEEDBACK	***	***	***
BLOOD/BLOOD PRODUCTS	***	***	***
• Autologous/Homologous	***	***	***
• Blood Bank	***	***	***
• Storage and Collection of Blood	***	***	***
CHEMICAL DEPENDENCY	***	***	***
• Inpatient Facility Component	***	***	***
• Inpatient Professional Component	***	***	***
• Outpatient Facility Component	***	***	***
• Outpatient Professional Component	***	***	***
• Inpatient Detox Facility Component	***	***	***
• Inpatient Detox Professional Component	***	***	***
CHEMOTHERAPY	***	***	***
• Drugs, including Epogen, Neupogen and adjunctive therapies	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CHIROPRACTIC (Medicare Approved)	***	***	***
COLOSTOMY SUPPLIES	***	***	***
CONSULTATIONS	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
COSMETIC SURGERY (Medically Necessary)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CRITICAL CARE VISITS	***	***	***
DENTAL SERVICES (When a covered benefit)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
DIAGNOSTIC TESTING - Outpatient Facility & Professional	***	***	***
DURABLE MEDICAL EQUIPMENT	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
EMERGENCY ADMISSIONS – In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ADMISSIONS – Out of Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – In Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EXTENDED CARE/SKILLED NURSING FACILITY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
GROWTH HORMONES	***	***	***
HEARING AIDS	***	***	***
HEMODIALYSIS	***	***	***
• Epogen, Neupogen	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HEPATITIS-B	***	***	***
HOME HEALTH	***	***	***
HOME VISITS	***	***	***
HOSPICE	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
HOSPITAL BASED PHYSICIANS - Inpatient, Ambulatory Surgery or Emergency Room Admissions	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
IMMUNIZATIONS	***	***	***
INFANT APNEA MONITOR	***	***	***
INJECTABLES, SELF ADMINISTERED	***	***	***
IN PATIENT VISITS	***	***	***
IVF & GIFT	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
LITHOTRIPSY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MATERNITY - Deliveries and Non-Deliveries	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MEDICAL ADMISSIONS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
OFFICE VISITS	***	***	***
PATIENT EDUCATION	***	***	***
PATHOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PATHOLOGY – Office	***	***	***
PATHOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PERIODIC EXAMS	***	***	***
PRE ADMISSION - Outpatient Laboratory, X-ray (within 72 hrs. or related admission)	***	***	***
PROSTHETIC/ORTHOTIC DEVICES	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
	***	***	***
RADIOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
RADIOLOGY – Office	***	***	***
RADIOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
SPEECH AND HEARING EXAMS	***	***	***
SUPPLIES- Medical, Surgical, Office	***	***	***
• Related to a Hospital Stay:	***	***	***
Surgical Supplies, Equipment, etc.	***	***	***
• Related to an Outpatient Office Visit:	***	***	***
Splints, Casts, Bandages, etc.	***	***	***
SUPPLIES, DIABETIC	***	***	***
• Chem. Strips, Lancet, Needles, Syringes	***	***	***
• Glucometer	***	***	***
SURGERY – Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
SURGERY – Office	***	***	***
SURGERY – Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
THERAPEUTIC INJECTIONS	***	***	***
THERAPY: Physical, Occupational, Speech	***	***	***
• Inpatient	***	***	***
• Outpatient/Office	***	***	***
TRANSPLANTS (Non-experimental)	***	***	***
• Covered Immunosupressives	***	***	***
• Facility Component	***	***	***
• Organ Procurement	***	***	***
• Professional Component	***	***	***
TRANSPLANT EVALUATIONS	***	***	***
• Facility Component	***	***	***
• Professional	***	***	***
URGENT CARE VISITS – In-Area	***	***	***
URGENT CARE VISITS – Out-of-Area	***	***	***
VISION CARE	***	***	***
• Exams and Medically Necessary Care	***	***	***
• Implanted Lenses (Cataract Surgery)	***	***	***
• Lenses and Frames (Non-Cataract)	***	***	***

*** All references to the division of responsibility have been deleted.